SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C. 20549


                               FORM 8-K


                            CURRENT REPORT
                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2004

                              INYX, INC.
        (Exact name of registrant as specified in its charter)

           Nevada                  333-83152            75-2870720
----------------------------- ------------------  ----------------------
(State or other jurisdiction   (Commission File      (I.R.S. Employer
      of incorporation              Number)         Identification No.)


           825 Third Avenue, 40th Floor, New York, NY  10022
      ----------------------------------------------------------
          (Address of principal executive offices) (Zip Code)

  Registrant's telephone number, including area code:  (212) 838-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the
          Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the
          Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b)
          under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c)
          under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

     Effective December 15, 2004, Registrant signed an Asset Purchase Agreement with Aventis Pharmaceuticals Puerto Rico, Inc. to acquire the real estate, equipment, and certain contract rights comprising its Manati, Puerto Rico pharmaceutical manufacturing facility.

Item 7.01.  Regulation FD Disclosure

     On December 17, 2004, Registrant issued a press release disclosing the entry into the contract.

     Such press release is contained in Exhibit 99.1 hereto, which is being furnished, and shall not be deemed to be "filed", with the SEC. Such exhibit shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings. Exhibit 10.34.1 is being filed hereby.

Item 9.01.  Financial Exhibits, Pro Forma Financial Information and
            Exhibits.

 *10.34.1   Asset Purchase Agreement with Aventis Pharmaceuticals
            Puerto Rico, Inc.

     99.1   Press Release

__________________________

* Confidentiality has been requested with respect to certain portions of this Agreement.

                              SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INYX, INC.



                              By:  /s/ Jack Kachkar
                                 --------------------------
                                   Jack Kachkar, Chairman


Dated:    December 17, 2004